FORTRESS REGISTERED INVESTMENT TRUST
ANNUAL REPORT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                          Page

MEMBER LETTER                                                                1

FINANCIAL STATEMENTS:                                                        2

    Statement of Assets and Liabilities as of February 29, 2000              3


    Schedule of Investments as of February 29, 2000                          4


    Statement of Operations for the Period from November 23, 1999
             (Date of Formation) to February 29, 2000                        5


    Statement of Cash Flows for the Period from November 23, 1999
             (Date of Formation) to February 29, 2000                        6


    Statement of Changes in Net Assets for the Period from
             November 23, 1999 (Date of Formation) to February 29, 2000      7

    Notes to Financial Statements                                            8

FINANCIAL HIGHLIGHTS                                                        11

REPORT OF INDEPENDENT AUDITORS                                              12

Dear Member:

We are pleased to present to you our first financial report from the date of formation on November 23, 1999 to February 29, 2000. As of February 29, the Company's net assets totaled approximately $52.6 million, representing our first investment in a publicly traded mortgage real estate investment trust, Capstead Mortgage Corporation.

Fortress Investment Fund LLC currently has approximately $833 million of capital commitments, which it intends to invest primarily into the Company. The Company's investment objective is to seek high risk-adjusted returns through real estate related investments.

We are encouraged by the level of activity in the market and are engaged in a number of prospective investment opportunities that appear promising. We will continue to keep you informed of our progress. We are excited about the Company's prospects and appreciate your support and confidence.

Sincerely,


/s/ Wesley R. Edens
Wesley R. Edens
Chief Executive Officer

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FORTRESS REGISTERED INVESTMENT TRUST

Financial  Statements for the period from November 23, 1999 (Date of Formation)
           to February 29, 2000 and Report of Independent Auditors

                                       2
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FORTRESS REGISTERED INVESTMENT TRUST


STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                February 29, 2000
                                                                                            ---------------------------
ASSETS

          Investments in controlled affiliates, at value (cost $51,801)                                       $ 52,255
          Cash and cash equivalents                                                                                 54
          Other assets                                                                                             295
                                                                                            ---------------------------

                                                                                                                52,604
                                                                                            ---------------------------

LIABILITIES
          Miscellaneous liabilities                                                                                 52
                                                                                            ---------------------------

NET ASSETS                                                                                                    $ 52,552
                                                                                            ===========================


NET ASSETS CONSIST OF:
          Capital paid in                                                                                     $ 52,115
          Net investment loss                                                                                      (17)
          Net unrealized gain on affiliate investments                                                             454
                                                                                            ---------------------------

                                                                                                              $ 52,552
                                                                                            ===========================

See notes to financial statements.

                                       3
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FORTRESS REGISTERED INVESTMENT TRUST

SCHEDULE OF INVESTMENTS
February 29, 2000
(dollar amounts in thousands)
--------------------------------------------------------------------------------

Investment                                      Description of Securities                 Cost            Fair Value
----------                                      -------------------------         --------------------------------------
Investments in controlled affiliates (a):

          Fortress CAP LLC (b) *                100% of the issued common shares             $ 51,525           $ 52,228

          Fortress Capital Finance LLC *        100% of the issued common shares                  276                 27
                                                                                   --------------------------------------

Total investments (c)                                                                        $ 51,801           $ 52,255
                                                                                   ======================================

          (a) An affiliated company is a company in which the Company has ownership of at least 5% of the voting securities. Transactions during the period with companies which are affiliates were as follows:

          Summary of Transactions with Affiliated Companies
          -------------------------------------------------
                                                                                            Unrealized
          Affiliate                             Purchase Date                Cost           Gain (Loss)         Fair Value
          ---------                             -------------         ---------------------------------------------------------
          Fortress CAP LLC                      January 5, 2000                 $ 51,525                703           $ 52,228

          Fortress Capital Finance LLC          November 23, 1999                    276               (249)                27
                                                                      ---------------------------------------------------------

                                                                                $ 51,801              $ 454           $ 52,255
                                                                      =========================================================

          (b) Fortress CAP LLC owns 5,378,000 shares of Series C and 5,378,000 shares of Series D Convertible Preferred Stock of Capstead Mortgage Corp. as its sole assets.

          (c) The United States Federal income tax basis of the Company's investments at February 29, 2000 was approximately $51.8 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $0.5 million (gross unrealized appreciation - $0.7 million; gross unrealized depreciation - $0.2 million).

          * Securities restricted as to public resale.

See notes to financial statements.

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FORTRESS REGISTERED INVESTMENT TRUST


STATEMENT OF OPERATIONS
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                   Period From
                                                                                                November 23, 1999
                                                                                               (Date of Formation)
                                                                                                        To
                                                                                                February 29, 2000
                                                                                            ---------------------------
Investment income:

Revenues
          Interest income                                                                                          $ 3
Expenses
          Due diligence expenses                                                                                    20
                                                                                            ---------------------------

Net investment loss                                                                                                (17)
                                                                                            ---------------------------

Unrealized gains on investments
                   Net unrealized gain on affiliate investments                                                    454
                                                                                            ---------------------------

Net gain on investments                                                                                            454
                                                                                            ---------------------------

Net increase in net assets resulting from operations                                                             $ 437
                                                                                            ===========================


Disclosure of certain ratios, annualized:
Ratio of total expenses to average net assets                                                                     0.3%
Ratio of investment income, net, to average net assets                                                           -0.2%
Portfolio turnover rate                                                                                           0.0%

See notes to financial statements.

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FORTRESS REGISTERED INVESTMENT TRUST


STATEMENT OF CASH FLOWS
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                  Period From
                                                                                               November 23, 1999
                                                                                              (Date of Formation)
                                                                                                       To
                                                                                               February 29, 2000
                                                                                           ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                                            $ 437
Adjustments to reconcile net increase in net assets
          resulting from operations to net cash (used in)
          operating activities:
          Net unrealized gain on investments                                                                     (454)
          Change in:
                   Other assets                                                                                  (295)
                   Miscellaneous liabilities                                                                       52
                                                                                           ---------------------------

Net cash (used in) operating activities                                                                          (260)
                                                                                           ---------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
          Investments in controlled affiliates                                                                (51,801)
                                                                                           ---------------------------

Net cash (used in) investing activites                                                                        (51,801)
                                                                                           ---------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
          Capital contributions                                                                                52,115
                                                                                           ---------------------------

Net cash provided by financing activites                                                                       52,115
                                                                                           ---------------------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                          54

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                                      -
                                                                                           ---------------------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                         $ 54
                                                                                           ===========================

See notes to financial statements.

                                       6
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FORTRESS REGISTERED INVESTMENT TRUST


STATEMENT OF CHANGES IN NET ASSETS
(dollar amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                   Period From
                                                                                                November 23, 1999
                                                                                               (Date of Formation)
                                                                                                        To
                                                                                                February 29, 2000
                                                                                            ---------------------------
Increase in net assets resulting from operations
          Net investment loss                                                                                    $ (17)
          Net unrealized gain on investments                                                                       454
                                                                                            ---------------------------

Net increase in net assets resulting from operations                                                               437

Capital contributions                                                                                           52,115
                                                                                            ---------------------------

Total increase in net assets                                                                                    52,552

Net assets, beginning of period                                                                                      -
                                                                                            ---------------------------

Net assets, end of period                                                                                     $ 52,552
                                                                                            ===========================


See notes to financial statements.

                                       7
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FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
February 29, 2000
--------------------------------------------------------------------------------

  1.   ORGANIZATION

       Fortress Registered Investment Trust (the "Company") was formed on November 23, 1999 as a Delaware business trust and operates as a registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). The Company expects to mainly invest in real estate-related debt and equity securities. The primary investor in the Company is Fortress Investment Fund LLC (the "Fund").

       The managing member of the Fund is Fortress Fund MM LLC (the "Managing Member"), which is owned jointly by a subsidiary of Fortress Investment Corp. ("Fortress") and Fortress Investment Group LLC (the "Manager") and its affiliate. Fortress has committed to contribute $100 million over the next three years to the Fund, along with other major institutional investors (together with Fortress, the "Investors") who have committed approximately $832.8 million to the Fund as of March 22, 2000. A subsidiary of the Manager has entered into a management agreement with the Managing Member and will manage the Company in exchange for certain fees, as defined in such agreement. The Managing Member is entitled to a performance fee (the "Performance Fee") generally equal to 20% of the Fund's returns, as defined, subject to a 10% preferred return payable to the Investors. Fortress and the Manager are each entitled to 50% of the Performance Fee. Fortress is not charged a management fee or a performance fee for its investment in the Fund. See Note 3 for a further discussion of the fees.

       In January 2000, the Fund issued membership interests to 14 unaffiliated investors and to Fortress for net proceeds of approximately $55.9 million after underwriting costs of approximately $1.0 million. Fortress invested a total of approximately $7.9 million in the Fund at that time. The Fund subsequently invested these amounts in the Company, net of a required fee of $3.8 million (see Note 3).

  2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Basis of Accounting - The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States. As a RIC, the Company generally reports its assets and liabilities at fair value on the reporting date, including its investments in the securities of its subsidiaries. The financial statements include the accounts of the Company for the period from November 23, 1999 (date of formation) to February 29, 2000. As a RIC, the Company does not consolidate its majority-owned and controlled subsidiaries, except to the extent that such subsidiaries operate as investment companies under the Act. None of the Company's subsidiaries operated as an investment company under the Act during the reporting period.

       Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                       8
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FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
February 29, 2000
--------------------------------------------------------------------------------

  2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       Risks and Uncertainties - In the normal course of business, the Company may encounter primarily two significant types of economic risk: credit and market. Credit risk is the risk of default on the Company's loans and securities, if any, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by the Company. Management believes that the carrying values of its investments are reasonable taking into consideration these risks along with estimated collateral values, payment histories and other borrower information as well as its knowledge of the companies in which it has made equity investments. The Company also may invest in the securities of companies located outside of the United States. The Company's international operations, if any, are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with a wide variety of foreign laws. Additionally, the Company is subject to significant tax risks. If the Company were to fail to qualify as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate rates, which could be material.

       Security Valuation - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over- the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short- term notes are stated at amortized cost, which is equivalent to fair value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Company's board of trustees.

       Investments which are not publicly traded shall be carried at fair market value. In general, fair value approximates cost. Events that could change the reported amount include: further financing by the investee company, pending disposition by the Company of its investment, obtaining by the Company of a third party estimate of the value of its investment, significant changes in the financial position or operating results of the investee company, and sales in recent public or private transactions of the same or similar securities, among others.

       Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its members. Therefore, no federal income tax provision is required.

       Distributions to Members - Distributions to members are recorded on the ex-dividend date. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition.

       Security Transactions and Revenue Recognition - The Company follows industry practice and records security transactions on the trade date. Dividend income will be recognized on the ex-dividend date, and interest income is recognized on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on securities purchased will be amortized over the life of the respective securities, generally using the interest method.

       Cash and Cash Equivalents - The Company considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Certain amounts on deposit with major financial institutions may, from time to time, exceed insured limits.

                                       9
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FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS
February 29, 2000
--------------------------------------------------------------------------------

  3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

       The Manager will be paid certain annual fees by the Fund in exchange for its efforts in raising capital for the Fund, advising the Fund on various aspects of its business, primarily formulating the Fund's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing the Fund's day-to-day operations. In addition, the Manager will be reimbursed for various expenses incurred by the Manager on the Fund's behalf, including the costs of legal, accounting and other administrative activities.

       The management fee is calculated as 1.0% of the Fund's invested capital (as defined) or total equity commitments during the Capital Commitment Period (as defined). Furthermore, the Manager will be paid an annual administrative fee ranging to 0.5% of the Fund's invested capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment.

       The Manager and Fortress are each entitled to 50% of the Performance Fee.

       During 1999, the Manager earned $0.7 million of management and administrative fees which are included in the $3.8 million of fees discussed in Note 1. No Performance Fee was incurred during 1999.

  4.   COMMITMENTS AND CONTINGENCIES

       Year 2000 (unaudited) - As of December 31, 1999, the Company completed all Year 2000 preparations with respect to its internal accounting software, suppliers and external agencies. The Company is not aware of any significant Year 2000 problems subsequent to December 31, 1999. The Company did not bear any Year 2000 costs during the reporting period. The Company does not expect to incur significant Year 2000 costs in future periods.

  5.   SUBSEQUENT EVENTS

       Investment in Fortress CAP LLC - The Company, through Fortress CAP LLC, was obligated at February 29, 2000 to purchase 5 million common shares of Capstead Mortgage Corp. ("Capstead") upon the election of its nominees to the board of directors of Capstead. In April 2000, such nominees were elected. The Company intends to purchase such shares, through Fortress CAP LLC, in May 2000.

                                       10

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FORTRESS REGISTERED INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
(dollar amounts in
------------------
thousands)
---------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period        N/A
Net Investment Income      N/A
Net Gains or Losses on Securities (both realized and unrealized)       N/A

Total from Investment Operations    N/A

Less Distributions:
Dividends (from net investment income)
To Preferred Shareholders  N/A
To Common Shareholders     N/A

Distributions (from capital gains)  N/A
To Preferred Shareholders  N/A
To Common Shareholders     N/A

Returns of Capital         N/A
To Preferred Shareholders  N/A
To Common Shareholders     N/A

Total Distributions        N/A

Net Asset Value, End of Period      N/A

Per Share Market Value, End of Period       N/A

Total Investment Return    N/A


RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period  52,552

Ratio of Expenses To Average Net Assets (Annualized):  0.3%

Ratio of Net Investment Income to Average Net Assets:  -0.2%

Portfolio Turnover Rate    0.0%
Average Commission Rate Paid   N/A


No fees were paid by the Company to its directors or officers.

                                       11